SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

International Electronics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

INTERNATIONAL ELECTRONICS, INC.

427 Turnpike Street

Canton, Massachusetts 02021

Notice of Special Meeting in Lieu of the

Annual Meeting of Shareholders

Notice is hereby given that a Special Meeting in Lieu of the Annual Meeting of Shareholders of International Electronics, Inc., a Massachusetts corporation (the “Company”) will be held at the offices of Cohan Rasnick Myerson LLP at One State Street, Boston, Massachusetts at 10:00 a.m., local time, on Wednesday, April 12, 2006, for the following purposes:

1.	To elect two Class III Directors to serve for three years and until their successors are chosen and qualified.

2.	To adopt a 2006 Stock Option Plan.

3.	To transact such other business as may come before the meeting.

Only shareholders of record at the close of business on February 14, 2006 are entitled to notice of and to vote at the meeting.

Please complete, sign, and date the enclosed proxy, and mail it as promptly as possible in the enclosed self-addressed envelope. If you attend the meeting and desire to vote in person, the proxy will not be used.

By order of the Board of Directors,

Peter Myerson, Secretary

Canton, Massachusetts

March 8, 2006

INTERNATIONAL ELECTRONICS, INC.

427 Turnpike Street

Canton, Massachusetts 02021

Proxy Statement

The accompanying proxy is solicited by the Board of Directors of International Electronics, Inc., a Massachusetts corporation (“IEI”) for use at a Special Meeting in Lieu of the Annual Meeting of Shareholders to be held April 12, 2006.

PROXY SOLICITATION

Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to the meeting by written notice given to the Secretary of IEI. No dissenter to any action proposed will have any right to appraisal as a result of voting against a proposed action. The cost of this solicitation shall be borne by IEI. Solicitation of the Proxies by telephone or in person may be made by IEI’s Directors, Officers or other employees, but any such solicitations will be carried on during working hours and for no additional cost, other than the time expended and telephone charges in making such solicitations. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to shareholders is March 8, 2006.

INFORMATION AS TO VOTING SECURITIES

Each outstanding share of IEI’s common stock, $0.01 par value per share, is entitled to one vote. Only shareholders of record at the close of business on February 14, 2006 will be entitled to vote at the meeting. On that date, there were 1,738,931 shares of common stock of IEI outstanding.

QUORUM AND REQUIRED VOTE

Proxies are being solicited for the votes related to election of directors and the adoption of the 2006 Stock Option Plan. The holders of a majority in interest of all shares of common stock, par value $.01 per share (“common stock”), issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for the transaction of business. The election of a nominee for director will be decided by plurality vote. Votes may be cast for or withheld from each nominee. The proposal to approve the 2006 Stock Option Plan requires the affirmative vote of a majority of shares present in person or represented by proxy and voting at the meeting after determining that a quorum is present for such proposal. Both abstentions and broker “non-votes” (that is, shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) are counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions and broker “non-votes” are not counted as votes cast or shares voting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Set forth below is information concerning ownership of IEI’s common stock as of February 14, 2006 (i) by all persons known by IEI to own beneficially 5% or more of the outstanding common stock, (ii) by each director and Named Executive Officer of IEI and (iii) by all directors and executive officers as a group.

Name and Address of Beneficial Owner	Number of Shares And Nature of Beneficial Ownership (1)		Percent of Common Stock Owned
Executive Officers and Directors:

John Waldstein	277,405	(2)	13.7%
c/o International Electronics, Inc.
427 Turnpike Street
Canton, Massachusetts

Christopher Hentschel	30,301	(3)	1.5%
c/o International Electronics, Inc.
427 Turnpike Street
Canton, Massachusetts

Peter Demakis	18,125	(4)	0.9%
c/o International Electronics, Inc.
427 Turnpike Street
Canton, Massachusetts

Robert Stewart	15,500	(5)	0.8%
c/o International Electronics, Inc.
427 Turnpike Street
Canton, Massachusetts

Albert Janjigian	15,000	(6)	0.8%
116 Barnard Avenue
Watertown, Massachusetts

Heath Paley	11,500	(7)	0.6%
34 Titcomb Lane
Arundel, Maine

Diane Balcom	10,500	(8)	0.5%
1403 Sharps Hill Road
Pittsburgh, Pennsylvania

Leslie Charm	5,000	(9)	0.3%
39 Holden Avenue
Concord, Massachusetts

All directors and executive officers as a group (8 persons)	383,331	(10)	19.3%

5% Shareholders:

David Weiner	153,940	(11)	8.9%
c/o W-Net, Inc.
3490 Laurel Canyon Blvd., Suite 327
Studio City, California

(1)	Except as otherwise indicated below, the named owner has sole voting and investment power with respect to the shares set forth. No arrangements are known to IEI, which may result in a change in control. The number of shares shown does include shares which may be acquired through the exercise of options and warrants which are exercisable currently or within sixty (60) days after February 14, 2006.

(2)	Includes vested options and warrants to purchase an aggregate 74,000 shares of IEI’s common stock granted at prices ranging from $1.17-$2.12 per share. Includes 6,234 shares of common stock held by Mr. Waldstein’s wife. Mr. Waldstein disclaims beneficial ownership of these shares.

(3)	Includes vested options to purchase an aggregate 15,333 shares of IEI’s common stock at prices ranging from $1.35-$2.54 per share. Includes 14,968 shares of common stock held jointly by Mr. Hentschel and his wife.

(4)	Includes vested options to purchase 18,125 shares of IEI’s common stock granted at a price of $2.75 per share.

(5)	Includes vested options to purchase an aggregate 15,500 shares of IEI’s common stock granted at prices ranging from $2.30-$2.80 per share.

(6)	Includes vested options to purchase 5,000 shares of IEI’s common stock granted at a price of $3.07 per share.

(7)	Includes vested options to purchase an aggregate 7,500 shares of IEI’s common stock granted at prices ranging from $1.37-$2.81 per share.

(8)	Includes vested options to purchase an aggregate 7,500 shares of IEI’s common stock granted at prices ranging from $1.37-$2.81 per share.

(9)	Includes vested options to purchase 5,000 shares of IEI’s common stock granted at a price of $3.07 per share.

(10)	Includes vested options and warrants to purchase an aggregate 147,958 shares of IEI’s common stock granted at prices ranging from $1.17-$3.07 per share.

(11)	Includes 85,000 shares owned by W-Net, Inc. (“W-Net”) and 68,940 shares owned by Woodman Management Corporation (“WMC”). Based on a Schedule 13D filed with the SEC, Mr. Weiner may be deemed to beneficially own the W-Net and WMC shares.

PROPOSAL ONE

ELECTION OF DIRECTORS

Shares represented by proxies in the enclosed form, unless the proxies otherwise direct, will be voted as follows: to elect John Waldstein and Albert Janjigian each to a three-year term as a Class III Director to IEI’s Board of Directors and until their respective successors are chosen and qualified.

The following table sets forth the name and age of each executive officer, director and nominee of IEI. The narrative following the table describes the principal employment of each executive officer, director and nominee. For each person presently serving as director, the table sets forth the date on which he/she was first elected director.

Name	Age	Position with the Company	Director Since	Year Current Term Will Expire	Class of Director

John Waldstein	52	President, Chief Executive Officer, Treasurer, Chief Financial Officer, Chairman of the Board and a Director	1982	2006	III
Diane Balcom	63	Director	1989	2008	II
Heath Paley	57	Director	1990	2007	I
Leslie Charm	62	Director	2005	2007	I
Albert Janjigian	59	Director	2005	2006	III
Peter Demakis	60	Chief Operating Officer	—	—	—
Christopher Hentschel	61	Vice President of Engineering	—	—	—
Robert Stewart	62	Vice President of Manufacturing	—	—	—

Directors of IEI hold office on the following basis and thereafter until their successors are chosen and qualified. There are three classes of Directors who serve on a staggered basis for three-year terms. The Class I Directors will serve in office until the annual meeting of shareholders to be held after January 1, 2007. The Class II Director will serve in office until the annual meeting to be held after January 1, 2008. The Class III Directors will serve in office until the annual meeting of shareholders to be held on April 12, 2006, and, if elected, will serve for three-year terms until the annual meeting of shareholders after January 1, 2009. The Directors of IEI hold office until their successors are chosen and qualified. The following is a summary of the background of those individuals listed in the above table.

John Waldstein has been employed by IEI since 1978, has been Treasurer since March 1982, was Vice President between January 1983 and May 1988, Chief Financial Officer since February 1988, Chief Operating Officer from February 1988 to May 1988, President and Chief Executive Officer since May 1988, and Chairman of the Board since November 1990. Mr. Waldstein is a graduate of Harvard College. See “Executive Compensation”.

Diane Balcom became a member of the Board of Directors in 1989. Since May 2005, Ms. Balcom has served as President of the Greater Pennsylvania Chapter of the Alzheimer’s Association, having served as Regional Director of the Chapter from December 2003 to May 2005. From June 2002 to November 2003, Ms. Balcom served as Director of Development of Achieva, a non-profit agency providing services for people with disabilities and their family members. From February 2001 to June 2002, Ms. Balcom served as an independent consultant to a variety of non-profit organizations in southwestern Pennsylvania. From October 1998 to February 2001, Ms. Balcom served as the Executive Director of the Pittsburgh Mercy Foundation. Previously, she held the position of Director of Development for Children’s Hospital of Pittsburgh and Chapter Director of the Juvenile Diabetes Foundation of Western Pennsylvania. From January 1989 to August 1994, Ms. Balcom operated a consulting practice, which provided services related to private and public financing for small and medium-sized companies. From March 1987 to January 1989, she served as Vice President and Chief Financial Officer for Environmental Diagnostics, Inc., a publicly held company. Prior to that, Ms. Balcom held various senior management positions in Corporate Finance and Research for 13 years with brokerage firms on the West Coast.

Heath Paley became a member of the Board of Directors in 1990. Since March 1997, Mr. Paley has served as President of Cormorant, Inc., a manufacturer and retailer of glass wind chimes marketed under the name Goose Rock Designs. From May 1996 to December 2002, Mr. Paley also served as a self-employed computer consultant. He had been IEI’s Director of Management Information Systems from September 1994 until May 1996 and was IEI’s Chief Operating Officer and Executive Vice President from June 1990 to August 1994. Previously, Mr. Paley was President and a founder of Ecco Industries, Inc. and President of the Maine Woods Shoe Division of Bennett Industries.

Leslie Charm became a member of the Board of Directors in 2005. Leslie Charm has been, since 1972, a partner in the firm of Youngman & Charm, a firm specializing in assisting companies that are experiencing operating and/or financial problems and also advises entrepreneurs and established companies in the strategies involved in the growing of companies. From 1989 to the present, he has been a director of Moto Photo, Inc., a publicly held international franchisor of imaging centers that filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in November 2002, and has since sold substantially all of its assets From 1994 until December 2005, he was a director and served on the audit committee and the compensation committee of CreditRiskMonitor.com, Inc., which is a worldwide leading provider of real time financial information analysis and news created specifically for the corporate credit professional. Mr. Charm is an adjunct professor in entrepreneurial finance at Babson College and is a graduate of the Harvard Business School.

Albert Janjigian became a member of the Board of Directors in 2005. Albert Janjigian is president of Expedeum, Inc., a consulting firm formed by him in 2000, which provides strategic and marketing support to companies in the high technology, security, fire alarm and building system industries. He co-founded Detectronics in 1970, the security industry’s first national wholesale distribution company that evolved into an international operation. After the acquisition of Detectronics by ADT and its evolution into Aritech Corporation, he served as vice president and general manager until 1985. He subsequently joined Cerberus, a Swiss organization, as president of the company’s United States operations. In 1990, Mr. Janjigian became a principal of STAT Resources, a security industry leading market research organization. He served as president of the Security Industry Association from 1982 to 1986 and from 1992 to 1993. He participates in numerous security industry organizations and has served as a security industry spokesperson in interviews with the national media. After graduating from Bowdoin College, Mr. Janjigian earned an MS degree and an MBA from Northeastern University’s Graduate School of Professional Accounting.

Peter Demakis has been IEI’s Chief Operating Officer since September 2003. From March 2002 to August 2003, Mr. Demakis was the Chief Financial Officer for Midland Farms Stores, Inc., a limited assortment supply grocery retailer. From March 1999 to November 2001, he was the Executive Vice President and General Manager for the Vantage Group, a direct marketing services organization. From November 1995 to December 1998, Mr. Demakis was the Vice President of Central Services for

the Retail Division of Reebok International. Prior to these positions, Mr. Demakis held senior level positions in operations and finance. Mr. Demakis is a graduate of Stonehill College. See “Executive Compensation”.

Christopher Hentschel has been IEI’s Vice President of Engineering since March 1995 and previously had been Chief Engineer since 1989. Before joining IEI, Mr. Hentschel was a founder and Vice President of Engineering of Guard Aware, Inc. Mr. Hentschel is a graduate of Wentworth Institute. See “Executive Compensation”.

Robert Stewart has been IEI’s Vice President of Manufacturing since October 2003, and previously had been Director of Manufacturing from May 2003 to October 2003 and Manufacturing Engineering Manager from November 2000 to May 2003. Before joining IEI, from December 1997 to May 2000, Mr. Stewart was Group Plant Manager for AMP/Tyco Electronics, an electronics manufacturer. Prior to 1997, Mr. Stewart held several positions in the manufacturing field. Mr. Stewart is a graduate of Fairleigh Dickinson University. See “Executive Compensation”.

During the fiscal year ending August 31, 2005, the Board of Directors held ten meetings (including regularly scheduled and special meetings). During fiscal 2005, each person who served as a director attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

The Board of Directors has an Audit Committee. The Audit Committee is comprised of Diane Balcom, Leslie Charm and Heath Paley, all of whom are independent, as defined by Rule 4200(a)(14) of the National Association of Securities Dealers (the “NASD”). The board of directors has determined that the company has at least one audit committee financial expert serving on its audit committee. The Audit Committee selects and appoints our independent registered public accounting firm, reviews the performance of the independent registered public accounting firm, and approves the independent registered public accounting firm’s fees. The Audit Committee also reviews the independence of such registered public accounting firm from IEI’s management, and the quality and content of IEI’s annual and quarterly financial statements and IEI’s system of internal accounting controls. The Audit Committee also reviews such other matters with respect to its accounting, auditing and financial reporting practices as it may find appropriate or may be brought to its attention. The Audit Committee operates pursuant to a written charter (the “Audit Committee Charter”), adopted by the Board of Directors. A copy of the charter may be found on IEI’s web site at http://www.ieib.com. In November 2002, the Audit Committee adopted a Policy on Reporting and Investigating Complaints relating to Corporate Reporting and Disclosure, Accounting and Auditing Controls and Procedures, and Securities Compliance pertaining to Fraud against Shareholders. In April 2003, the Audit Committee adopted a Policy on Pre-approval of Audit and Non-Audit services. The Audit Committee, during the year ended August 31, 2005, held four meetings. For additional information concerning the Audit Committee, see “Independent Registered Public Accounting Firm - Report of the Audit Committee”.

IEI’s Compensation Committee of the Board of Directors is comprised of Diane Balcom, Leslie Charm and Heath Paley. The Compensation Committee is responsible for evaluating and approving the compensation arrangements for each of IEI’s executive officers, including the granting of options to purchase shares of common stock under IEI’s stock option plans. The Compensation Committee, during the year ended August 31, 2005, held two meetings.

IEI has no standing nominating committee. Thus, there is no charter. As used herein, independent Directors shall be as defined in NASD Rule 4200(a)(14). The independent Directors performing the nominating function for IEI were Diane Balcom, Heath Paley and Leslie Charm. All of the independent Directors participate in the consideration of director nominees, and then recommend nominees to the Board. The view of the Board is that the addition of a standing nominating committee would add additional expense and process to IEI unnecessarily. The general criteria that the independent Directors and the Board use to select nominees is: an individual’s reputation for integrity, honesty and adherence to high ethical standards; their demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of IEI; their willingness and ability to contribute positively to the decision-making process of IEI; their commitment to understand IEI and its industry and to regularly attend and participate in meetings of the Board and its committees; their interest and ability to understand the sometimes conflicting interests of the various constituencies of IEI, which include shareholders, employees, customers, governmental units, creditors and the general public; their ability to act in the interests of all stakeholders; and no nominee should have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all IEI’s shareholders and to fulfill the responsibilities of a director. The Board believes that the independent Directors can recommend nominees to the Board meeting these criteria without a separate nominating committee. The independent Directors have recommended to the Board the nomination of John Waldstein and Albert Janjigian.

The Board of Directors recommends that shareholders vote FOR the election of John Waldstein and Albert Janjigian as Class III Directors on the Board of Directors to serve for a three-year term and until their successors are chosen and qualified.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation for each of the last three fiscal years ended August 31, 2005, of IEI’s President and Chief Executive Officer, and the other executive officers of IEI who received at least $100,000 of compensation during any of these years (the “Named Executive Officers”):

Summary Compensation Table

			Annual Compensation			Long-Term Compensation (2)
Name	Year	Salary	Commission/ Bonus		All Other Compensation	Options (Shares)
John Waldstein (1)	2005	$183,421	$12,500	(3)	$23,001	—
President and	2004	179,087	—	(5)	21,247	—
Chief Executive Officer	2003	172,190	—		25,524	—

Peter Demakis (4)	2005	125,000	12,500	(3)	—	—
Chief Operating	2004	118,750	—	(5)	—	30,000
Officer	2003	—	—		—	—

Christopher Hentschel	2005	130,000	3,750	(3)	—	—
Vice President of	2004	127,923	—	(5)	—	—
Engineering	2003	126,000	—		—	—

Robert Stewart	2005	115,000	3,750	(3)	—	—
Vice President of	2004	115,000	—	(5)	—	—
Manufacturing	2003	104,769	—		—	5,000

(1)	All other compensation represents the cost of a split dollar whole life insurance policy with a face value of $1,005,000, a term insurance policy with a face value of $1,000,000 and a long-term disability policy. IEI is a beneficiary of the whole life insurance policy to the extent of all premiums paid upon the death of John Waldstein. Mr. Waldstein may purchase the life insurance policies upon termination of his employment for the cash surrender value as of August 31, 2001.

(2)	Does not include perquisites, which do not exceed 10% of annual salary.

(3)	Amount represents bonuses paid during the fiscal year ending August 31, 2005, though were accrued in the prior year and previously reported in that year. In addition, the officer may, together with other non-officer employees, share in a bonus pool of $114,000 which at the present time has not been individually awarded to anyone.

(4)	Mr. Demakis commenced his employment in September 2003.

(5)	See footnote 3.

IEI’s Board of Directors, commencing in fiscal 1993, established an annual bonus plan for officers and certain key employees. The available funds for the plan shall be up to five percent of income before taxes. The final amount and subsequent distribution to executive employees and officers shall be determined by IEI’s Compensation Committee.

Compensation on Involuntary Termination

John Waldstein has an employment contract with IEI which provides for certain compensation to be paid to him if he is discharged by IEI without cause, as defined, before the end of the term of his contract. Mr. Waldstein has a continuous three-year employment contract with a current minimum annual salary of approximately $185,000, subject to adjustment for inflation, plus an annual minimum bonus of $50,000 payable upon the achievement of specified goals and objectives. The salary and bonus of Mr. Waldstein is subject to performance reviews and annual adjustment as determined by IEI’s Compensation Committee.

If the employment of Mr. Waldstein is terminated by IEI without cause, including the election of a slate of board of director members not approved by Mr. Waldstein or a change in status as a result of an acquisition, merger or sale of assets (an “Acquisition”), IEI is obligated to pay at such termination an amount equal to his total salary and benefits to the conclusion of the contract period. In the event of an Acquisition of IEI, Mr. Waldstein’s base salary shall increase based on future adjustments for inflation. As of December 31, 2005, John Waldstein’s base salary to the conclusion of his contract period is approximately $554,000, plus future cost of living adjustments.

After an Acquisition of IEI, provided Mr. Waldstein continues his employment for at least a six-month period, and he subsequently voluntarily resigns, he shall be paid severance of one year’s compensation and benefits. For each additional six months that he works thereafter, in the event Mr. Waldstein subsequently voluntarily resigns, he shall be paid severance of an additional six months compensation and benefits provided any such severance payments shall not exceed three years of compensation.

In addition to the foregoing, IEI also has employment letters with certain key management (including Messrs. Demakis, Hentschel and Stewart) that require salary and benefits continuation in the event of a termination of such employment as a result of an Acquisition. As of December 31, 2005, the salaries of such management personnel represent an aggregate of approximately $478,000.

Stock Option Grants

There were no option grants to any of the Executive Officers during the year ended August 31, 2005. Therefore, there are no hypothetical gains or “option spreads” to be calculated.

Year End Option Table

The following table sets forth information concerning the exercise of stock options and warrants by each of the Named Executive Officers and the number and value of unexercised options and warrants held by them as of August 31, 2005:

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Unexercised Options at End of Fiscal 2005			Value of Unexercised In-the-Money Options at End of Fiscal 2005 (1)
Name	Shares Acquired on Exercise	Value Realized (3)	Exercisable		Unexercisable	Exercisable	Unexercisable
John Waldstein	—	$—	74,000	(2)	—	$33,150	$—
Peter Demakis	—	—	14,375		15,625	—	—
Christopher Hentschel	—	—	17,333		—	5,337	—
Robert Stewart	—	—	14,750		3,250	—	—

(1)	Difference between the fair market value of the underlying common stock on August 31, 2005 and the exercise price.

(2)	Includes warrants to purchase 10,000 shares of common stock.

(3)	The value realized represents the difference between the aggregate closing price of the shares on the date of exercise less the aggregate exercise price paid.

Compensation of Directors

Directors who are not executive officers receive $500 for each Board of Directors meeting and $500 for each Committee meeting that they attend in person or by telephone conference call. For the fiscal year ended August 31, 2005, directors’ fees were paid in the amounts of $8,500 each to Ms. Balcom and Mr. Paley, $4,000 to Mr. Charm and $3,000 to Mr. Janjigian.

Shareholder Communications with the Board of Directors

The Board will give appropriate attention to written communications on issues that are submitted by shareholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Board of Directors will, with the assistance of IEI’s outside legal counsel, (1) be primarily responsible for monitoring communications from shareholders and other interested parties and (2) provide copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances.

Shareholders and other interested parties who wish to send communications on any topic to the Board should address such communications to John Waldstein, Chairman of the Board, c/o International Electronics, Inc., 427 Turnpike Street, Canton, MA, 02021

Annual Meeting Attendance Information

Directors have not been expected to attend the Annual Meetings of Stockholders when the purpose of the meeting was the election of Directors because of the very low historic attendance at such meetings by shareholders and the expense of reimbursement of costs of such directors who would attend. Last years Annual Meeting of Stockholders was attended by one director.

Other Matters

Section 16(a) of the Securities Exchange Act of 1934 requires IEI’s executive officers, directors, and persons who own more than ten percent of a registered class of IEI’s equity securities to file reports of ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors, and greater than ten-percent stockholders are required by SEC regulation to furnish IEI with copies of all Section 16(a) forms they file.

IEI believes that all filing requirements applicable under Section 16(a) to its executive officers, directors and 10% stockholders were complied with for fiscal 2005.

PROPOSAL TWO

ADOPTION OF 2006 STOCK OPTION PLAN

At the meeting, the shareholders will be asked to approve the adoption of a 2006 stock option plan (the “2006 Plan”) authorizing the issuance of 200,000 shares of the Company’s $.01 par value Common Stock under the 2006 Plan. On February 9, 2006, the Board of Directors unanimously approved the proposed 2006 Plan, subject to shareholder approval. A copy of the 2006 Plan is attached.

The Board of Directors believes that the 2006 Plan is necessary to continue to fulfill its purpose of assisting the Company in attracting and retaining officers and other key employees, outside directors, and consultants, motivating them to increase shareholder value and enabling them to participate in the value which has been created and to have a mutuality of interests with other shareholders. On February 14, 2006, only 17,700 shares remain available for future grants from the Company’s current stock option plans. At the present time none of the options in the 2006 Plan have been allocated to any party.

The 2006 Plan provides for the issuance of either incentive stock options under Section 422 of the 1986 Internal Revenue Code, as amended, or non-qualified stock options. To the extent that either form of stock option is granted, they will reduce the pool of Common Stock available under the 2006 Plan.

While the effect of the issuance of all the shares which are available under the 2006 Plan would represent a dilution in the ownership interests of the current shareholders, it should be kept in mind that the shares available under the 2006 Plan are only issued upon the payment of the fair market value of those shares on the date the option is granted. This means that some money will be paid to the Company if the options are exercised and that such payments will reduce the effect of the dilution of current shareholders’ interests.

Description of the Plan

Administration of the Plan. The Plan is administered by the Compensation Committee of the Company which may either act or make recommendations to the Board of Directors (the “Board”). The members of the committee are independent Directors. The Board may from time to time adopt such rules and regulations as it deems advisable for the administration of the 2006 Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the 2006 Plan.

Grant of Options. Options may be granted under the 2006 Plan for a total of 200,000 shares of Common Stock. The 2006 Plan will remain in existence for ten years. The Board determines the terms of options granted under the Plan, including whether the options are incentive options under Section 422 of the Internal Revenue Code, or non-qualified options, the exercise price, the number of shares subject to the option, and the exercisability thereof. The Board also determines, at the time of grant, the period during which the option will be exercisable, which could be as long as 10 years from the date of grant. The options may be granted to employees, non-employee directors, and consultants.

Terms and Conditions of Options. The Board may impose on an option any additional terms and conditions which it deems advisable and which are not inconsistent with the 2006 Plan. The exercise price of any option granted under the 2006 Plan must not be less than 100% of the fair market value of a share of Common Stock as of the date of grant. In connection with a merger, sale of all the Company’s assets, or other transaction which results in the replacement of the Company’s Common Stock with the stock of another corporation, all options shall accelerate and be currently exercisable. No option granted under the 2006 Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable, during the lifetime of the optionee, only by such optionee.

Exercise of Options. An optionee may exercise less than all of the vested portion of an option, in which case such unexercised portion shall continue to remain exercisable, subject to the terms of the 2006 Plan, until the option terminates.

Termination of Options. Subject to certain exceptions with respect to death or disability, each option granted under the Plan terminates (i) the number of years after the date of grant as is designated by the Board, or (ii) thirty days following the termination of the employment by the Company, or by its parent or subsidiary, of an employee to whom the option is granted

Federal Income Tax Consequences

Incentive Stock Options. The Company anticipates that all options granted under the 2006 Plan and treated by the Company as “incentive stock options”, that is, a stock option described in Section 422 of the Code, will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

a.	The optionee will recognize no income at the time of grant.

b.	Upon exercise of the incentive stock option, no income will result to any party.

c.	If there is no disposition of the shares until a date that is both (i) two years from the grant of a stock incentive option and (ii) one year from its exercise, no amount will be ordinary income and, upon disposition in a taxable transaction, the employee will receive long-term capital gain or loss treatment equal to the difference between his amount realized and the option price. Any gain realized upon a disposition other than as set forth above may result in ordinary income tax treatment to the optionee.

d.	In the event of the tax treatment to the employee described in (c) above, the Company receives no deduction in connection with the transaction.

e.	Certain optionees may incur alternative minimum tax treatment under the Code upon exercise of an incentive stock option.

Non-qualified Stock Options. The Company anticipates that all non-qualified stock options granted under the 2006 Plan will have the following anticipated (but not guaranteed) federal income tax consequences, among others:

a.	The optionee will recognize no income at the time of grant.

b.	Upon exercise of the non-qualified stock option, the individual to whom the option is granted should be deemed to receive ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the acquired shares at such time over the option price for such shares.

c.	If the shares acquired upon the exercise of a non-qualified stock option are disposed of in a taxable transaction, the individual disposing of such shares will have a realized and recognized capital gain or loss equal to the difference, if any, between the amount realized and the adjusted basis of such shares to him. Such gain or loss will be long-term or short-term depending on whether such shares are held for longer than one year or not. The adjusted basis usually (but not always) will include the option price plus any ordinary income described in (b) with respect to such shares.

d.	In any year in which an employee reports compensation as a result of the grant or exercise of a non-qualified stock option, the Company would receive a business expense deduction in the same amount as such reported compensation.

The Board of Directors has unanimously approved the adoption of a 2006 Stock Option Plan and recommends to the shareholders a vote FOR this proposal.

Code of Ethics

Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, IEI has adopted a code of ethics that applies to its principal executive officer, chief operating officer and chief financial officer and accounting officers. A copy of the code of ethics can be obtained without charge by written request to Investor Relations Department, International Electronics, Inc., 427 Turnpike Street, Canton, MA 02021 and is also available on IEI’s website at http://www.ieib.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

IEI’s Audit Committee engaged BDO Seidman, LLP, effective March 9, 2005, to serve as IEI’s independent registered public accounting firm in connection with the review of the quarter ended November 30, 2005 and the audit of its consolidated financial statements for the fiscal year ending August 31, 2005. Deloitte & Touche, LLP (“Deloitte”) served as IEI’s independent registered public accounting firm since 1982 and completed the work for which it was engaged through the fiscal year ended August 31, 2004 and through the first quarter of 2005 but resigned as of February 25, 2005. Deloitte’s reports on the financial statements for each of the past two fiscal years ended August 31, 2004 and 2003 did not contain an adverse opinion, disclaimer of opinion, qualification or modification as to uncertainty, audit scope or accounting principles, as previously disclosed in the Company’s Form 8-K filed on March 7, 2005. During the two most recent fiscal years preceding Deloitte’s resignation and through the date of Deloitte’s resignation, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports. No representative of either Deloitte & Touche LLP or BDO Seidman, LLP is expected to attend the meeting of Shareholders. A BDO Seidman, LLP representative will be available by phone if necessary.

Principal Accountant Fees and Services

The following is a summary of the fees incurred by IEI from BDO Seidman, LLP and Deloitte & Touche LLP for professional services rendered for the fiscal years ending August 31, 2005 and 2004:

Fee Category	Fiscal 2005 Fees (1)	Fiscal 2004 Fees

Audit Fees	$121,685	$101,000
Audit-related fees	—	—
Tax fees	—	4,950
All other fees	—	—

Total fees	$121,685	$105,950

(1)	Includes fees billed and estimated to be billed by BDO Seidman, LLP in 2005 for the 2005 audit and quarterly reviews.

Audit Fees. Consists of fees incurred for professional services rendered for the audit of IEI’s consolidated financial statements and for reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-QSB and consents for filings with the Securities and Exchange Commission.

Audit-Related Fees. Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of IEI’s consolidated financial statements, but are not reported under “Audit Fees.”

Tax Fees. Consists of fees billed for professional services relating to tax compliance, tax reporting, tax advice and tax planning.

All Other Fees. Consists of fees billed for all other services.

Audit Committee Pre-Approval

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal year 2005, no services were provided to IEI from Deloitte & Touche LLP or BDO Seidman, LLP other than in accordance with the pre-approval policies and procedures described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purpose is to assist the Board of Directors in its oversight of IEI’s financial accounting, reporting and internal controls. The Audit Committee operates pursuant to the Audit Committee Charter approved by the Board of Directors.

Management is responsible for the preparation, presentation and integrity of IEI’s consolidated financial statements, the selection of appropriate accounting and financial reporting principles, and for the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee periodically meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, any matters noted with respect to IEI’s internal controls and the overall quality of IEI’s financial reporting.

In performing its oversight role, the Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and Rule 2-07 of Regulation S-X. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm the independent accountants’ independence. The Audit Committee also considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the auditors’ independence and has discussed with the auditors their independence.

Based upon the Audit Committee’s review and discussions as described above with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in IEI’s Annual Report on Form 10-KSB for the year ended August 31, 2005, as filed with the Securities and Exchange Commission on November 28, 2005.

Respectively submitted by the Audit Committee

Diane Balcom, Leslie Charm, and Heath Paley

PROPOSALS BY SHAREHOLDERS

Any Shareholder who wishes to include a proposal for presentation at the next annual meeting of IEI must send such proposal to IEI and such proposal must be received by IEI no later than November 8, 2006. Any proposal submitted by a Shareholder must comply with the provision of Rule 14a-8 of the Exchange Act of 1934 as amended.

FORM 10-KSB

Our Annual Report on Form 10-KSB for the fiscal year ended August 31, 2005 is available without charge to each shareholder, upon written request to the Investor Relations Department at our principal executive offices at 427 Turnpike Street, Canton, MA 02021 and is also available at http://www.ieib.com.

OTHER MATTERS

As of the date hereof, IEI has not been informed of any matters to be presented for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons named therein.

FINANCIAL STATEMENTS

A copy of IEI’s Annual Report for the fiscal year ending August 31, 2005 and IEI’s Form 10-QSB for the quarter ending November 30, 2005 is being mailed to all shareholders herewith. The Annual Report and IEI’s Form 10-QSB are not to be regarded as proxy solicitation material.

Shareholders are urged to sign the enclosed form of proxy and return it at once in the envelope enclosed for that purpose.

By Order of the Board of Directors,

Peter Myerson, Secretary

Canton, Massachusetts

March 8, 2006

INTERNATIONAL ELECTRONICS, INC.

2006 STOCK OPTION PLAN

TABLE OF CONT ENTS

INTERNATIONAL ELECTRONICS, INC.

2006 STOCK OPTION PLAN

1. Purpose

The purpose of this Stock Option Plan (the “Plan”) is to provide a means pursuant to which key employees and other key personnel, including consultants and directors of International Electronics, Inc. (the “Company”) and of its Affiliates (as hereinafter defined), may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the Plan, seeks to retain the services of its present key employees and other key personnel and to secure and retain the services of additional key employees and other key personnel.

2. Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Options may be granted hereunder at any time in the period commencing on the approval of the Plan by the Company’s shareholders and ending immediately prior to the tenth anniversary of the approval of the Plan by the Company’s shareholders. Options granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan.

3. Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to Options granted under the Plan exceed 200,000 shares. Such shares may be either authorized but unissued shares or shares held by the Company in its treasury. If any Option expires, terminates, or is canceled for any reason without having been exercised in full, the shares not purchased by the Optionee shall again be available for Options thereafter to be granted under the Plan.

4. Administration

The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to recommend to the Board or to make or to select the manner of making the following determinations with respect to each Option to be granted by the Company in addition to any other determination allowed the Committee under the Plan: (a) the employee, director or consultant to receive the Option; (b) whether the Option will be of an Incentive Option or Nonstatutory Option; (c) the time of granting the Option; (d) the number of shares subject to the Option; (e) subject to the limitations of Section 6.2(b), the Option Price of any Option; (f) the Option period of any Option; (g) the Option exercise date or dates of any Option; (h) the effect of termination of employment or other association with the Company and its Affiliates on the subsequent exercisability of the Option; and (i) such other provisions as the Committee from time to time shall deem appropriate. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, directors and consultants, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in this Plan shall be conclusive.

5. Eligibility

Options may be granted to any employee, key personnel or consultant of the Company and/or any Affiliate. A director of the Company and/or any Affiliate may receive Options under this Plan.

6. Options

6.1 Provision for Grant. Options may be granted under the Plan in the form of either Incentive Options or Nonstatutory Options.

6.2 Additional Terms and Conditions. Any Options shall have the following terms and conditions and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.

(a) Date of Grant. The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the applicable Option Agreement shall the Grant Date be the date on which the Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Option Price. The Option Price under each Incentive Option shall be not less than 100% of the Fair Market Value of Stock on the Grant Date, or not less than 110% of the Fair Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall be not less than 100% of the Fair Market Value of Stock on the Grant Date without regard to whether the Optionee is a Ten Percent Owner.

(c) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date without regard to whether the Optionee is a Ten Percent Owner.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.

(e) Minimum Number of Options to Exercise. The minimum number of shares with respect to which an Option may be exercised in part at any time is the lesser of:

(1) one hundred (100) shares, or

(2) the maximum number of shares exercisable at such time under all Options held by the Optionee pursuant to the Plan.

(f) Termination of Association with the Company. Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, or unless otherwise required to meet the requirements of Section 422 of the Code, if the Optionee’s employment or other association with the Company and its Affiliates is terminated, whether voluntarily or otherwise, any Option not exercised within thirty (30) days of such termination shall immediately cease to be exercisable in any respect. Military or sick leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of 90 days or the period during which the absent recipient’s reemployment rights, if any, are guaranteed by statute or by contract.

(g) Transferability of Options. Except as otherwise provided in this Section, Options shall not be transferable, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee. The Committee may, upon the grant of a Nonstatutory Option or by amendment to the agreement evidencing such an Option, provide that such Option may be transferred by the recipient to an Immediate Family Member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion.

(h) Exercise of Option. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 15, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company in an amount equal to the Option Price of the shares to be purchased or, if the Committee had so authorized on the grant of any particular Option hereunder (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery of that number of shares of Stock having a fair market value equal to the Option Price of the shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Nothing herein shall be construed to preclude the Company from participating in a so-called “cashless exercise”, provided the Optionee or other person exercising the Option and each other party involved in any such exercise shall comply with such procedures, and enter into such agreements, of indemnity or otherwise, as the Company shall specify.

6.3. Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 of aggregate Fair Market Value determined at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

7. Restrictions on Issue of Shares

7.1. Violation of Law. Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Act; or

(b) the Company shall have received an opinion, in form and substance satisfactory to the Company, from the Company’s legal counsel to the effect that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Act or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

8. Purchase for Investment; Subsequent Registration

8.1. Investment Representation. Unless the shares to be issued pursuant to Options granted under the Plan have been effectively registered under the Act, the Company shall be under no obligation to issue any shares covered by any Option unless the recipient of such shares shall give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

8.2. Registration. If the Company shall deem it necessary or desirable to register under the Act or other applicable statutes any shares issued or to be issued pursuant to Options granted under the Plan, or to qualify any such shares for exemption from the Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Option, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or such managing underwriter, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to such underwritten public offering of securities.

8.3. Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Options granted under the Plan may bear a reference to the investment representation made in accordance with Section 8.1 in addition to any other applicable restriction under the Plan and the terms of the Options and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to said Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9. Withholding;

Notice of Disposition of Stock Prior to Expiration of Specified Holding Period

9.1. Tax Withholding. Whenever shares are issued or to be issued pursuant to Options granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Option.

9.2. Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

10. Adjustments for Corporate Transactions

10.1. Stock Dividend, Etc. In the event of any stock dividend payable in Stock or any split-up or contraction in the number of shares of Stock after the date of an Option Agreement evidencing an Option and prior to the exercise in full of the Option, the number of shares subject to such Option and the price to be paid for each share subject to the Option shall be proportionately adjusted.

10.2. Stock Reclassification. In the event of any reclassification or change of outstanding shares of Stock, shares of stock or other securities equivalent in kind and value to those shares an Optionee would have received if he or she had held the full number of shares of Stock subject to the Option immediately prior to such reclassification or change and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option.

10.3. Consolidation or Merger. Subject to the remainder of this Section 10.3., in the event of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, shares of stock or other securities equivalent in kind and value to those shares and other securities an Optionee would have received if he or she had held the full number of shares of Stock remaining subject to the Option immediately prior to such consolidation, merger, sale or conveyance and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option shall thereupon be subject to the Option. However, unless any Option Agreement evidencing the grant of an Option shall provide different or additional terms, in any such transaction the Committee, in its discretion, may provide instead that any outstanding Option shall terminate, to the extent not exercised by the Optionee prior to termination, either (a) at the close of a period of not less than ten (10) days specified by the Committee and commencing on the Committee’s delivery of written notice to the Optionee of its decision to terminate such Option without payment of consideration as provided in the following clause or (b) as of the date of the transaction, in consideration of the Company’s payment to the Optionee of an amount of cash equal to difference between the aggregate Fair Market Value of the shares of Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option.

10.4. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

10.5. Related Matters. Any adjustment required by this Section 10 shall be determined and made by the Committee. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 10, the number of shares of Stock available for the purposes of the Plan as stated in Section 3 shall be correspondingly adjusted.

11. Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

12. Limitation of Rights in Stock;

No Special Employment or Other Rights

An Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Optionee or his agent. Any Stock to be issued pursuant to Options granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Organization and the By-Laws of the Company. Nothing contained in the Plan or in any Option Agreement shall confer upon any recipient of an Option any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

13. Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14. Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. No termination or amendment of the Plan may, without the consent of any recipient of an Option granted hereunder, adversely affect the rights of such recipient under such Option. The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of the recipient of such Option without his or her consent.

15. Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Option, at his or her residence address last filed with the Company and (ii) if to the Company, at 427 Turnpike Street, Canton, Massachusetts 02021, Attention: President, Telecopier: (781) 821-4443, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16. Governing Law

The Plan and all Option Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of laws principles thereof.

17. Definitions

As used in this Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

17.1. Act means the Securities Act of 1933, as amended.

17.2. Affiliate means a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and (f), respectively, of the Code.

17.3. Board means the Company’s Board of Directors.

17.4. Code means the Internal Revenue Code of 1986, as amended from time to time, or any statute successor thereto, and any regulations issued from time to time thereunder.

17.5. Committee means the Compensation Committee of the Company. For any period during which no such Committee is in existence all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the independent Directors of the Board, as defined in Rule 10A-3 of the Securities Exchange Act of 1933, as amended. The Board may at any time abolish the Committee and revest in the independent Directors of the Board the administration of the Plan.

17.6. Company means International Electronics, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts.

17.7. Fair Market Value means the value of a share of Stock on any date as determined by the Committee.

17.8. Grant Date means the date as of which an Option is granted, as determined under Section 6.

17.9. Immediate Family Member means an individual’s parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons.

17.10. Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

17.11. Nonstatutory Option means any Option that is not an Incentive Option.

17.12. Option means an option to purchase shares of Stock granted under the Plan.

17.13. Option Agreement means an agreement between the Company and the recipient of an Option, setting forth the terms and conditions of an Option.

17.14. Option Price means the price to be paid by an Optionee for a share of Stock upon exercise of an Option.

17.15. Optionee means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

17.16. Plan means this 2006 Stock Option Plan of the Company, as amended from time to time.

17.17. Stock means Common Stock, par value $0.01 per share, of the Company.

17.18. Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Affiliate). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

The following does not form part of this Plan but is included solely for informational purposes:

Date of Board Approval:	February 9, 2006

Date of Shareholder Meeting To Vote on Approval:	April 12, 2006

SPECIAL MEETING OF SHAREHOLDERS OF

INTERNATIONAL ELECTRONICS, INC.

April 12, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

â Please detach along perforated line and mail in the envelope provided. â

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. To elect Class III Directors to serve for 3 years and until their successors are chosen and qualified.			2. To approve the adoption of a 2006 Stock Option Plan.	☐	☐	☐

		NOMINEES: CLASS III DIRECTORS TO SERVE 3 YEARS	3. To consider and act upon such other business or further business as may properly come before the meeting.	☐	☐	☐
☐	FOR BOTH NOMINEES	O John Waldstein O Albert Janjigian

☐	WITHHOLD AUTHORITY FOR BOTH NOMINEES		Management recommends a vote FOR these actions.

☐	FOR BOTH EXCEPT (See instructions below)		Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, either of the persons named in this Proxy or his substitute will vote in accordance with his best judgment.

Please complete, sign and date heron and mail in the accompanying postage paid envelope.

INSTRUCTION:	To withhold authority for an individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

INTERNATIONAL ELECTRONICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Waldstein and Heath Paley, or either of them, with full power of substitution, as the true and lawful attorney in fact and proxy for the undersigned to vote all shares of common stock of International Electronics, Inc. which the undersigned is entitled to vote at a Special Meeting of Shareholders to be held at the offices of Cohan Rasnick Myerson LLP, One State Street, Boston, Massachusetts 02109, at 10:00 a.m. on April 12, 2006 or any adjournment thereof, such proxy being directed to vote as specified on the reverse side for the election of directors and being authorized to vote in his own discretion for each proposal as to which a specified vote is not directed. The above named proxy is directed to vote all of the undersigned’s shares as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE PROPOSAL TO ADOPT THE 2006 STOCK OPTION PLAN AND OTHER PROPOSAL.

(Continued and to be signed on the reverse side)